Exhibit 10.4




                                STOCK OPTION PLAN



Article

I.       Purposes of the Plan................................................1
II.      Number of Shares Subject to the Plan................................1
III.     Effective Date and Term of the Plan.................................2
IV.      Administration......................................................2
V.       Eligibility.........................................................4
VI.      Limitation on Exercise of Incentive Options.........................4
VII.     Options: Price and Payment..........................................5
VIII.    Use of Proceeds.....................................................6
IX.      Term of Options and Limitations on the Right of Exercise............6
X.       Exercise of Options.................................................7
XI.      Nontransferability of Options and Stock Appreciation Rights.........7
XII.     Termination of Directors, Employees and Independent Contractors.....7
XIII.    Adjustment of Shares; Effect of Certain Transactions...............10
XIV.     Right to Terminate Employees and Independent Contractors...........11
XV.      Purchase for Investment............................................11
XVI.     Issuance of Certificates; Legends; Payment of Expenses.............12
XVII.    Withholding Taxes..................................................12
XVIII.   Listing of Shares and Related Matters..............................13
XIX.     Amendment of the Plan..............................................13
XX.      Termination or Suspension of the Plan..............................14
XXI.     Governing Law......................................................14
XXII.    Partial Invalidity.................................................14


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                 TEXAS BORDER GAS COMPANY 2002 STOCK OPTION PLAN

                             I. PURPOSE OF THE PLAN

     1.01 TEXAS BORDER GAS COMPANY, a Delaware corporation ("Company"),  desires
     ----
to provide to certain of its directors, employees and independent contractors, and the directors, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in, and a greater concern for, the welfare of the Company.

     The Company, by this TEXAS BORDER GAS COMPANY 2002 Stock Option Plan (the "Plan"), desires to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

     1.02 The stock  options  offered  pursuant  to the Plan  ("Options")  are a
     ----
matter  of  separate  inducement  and are not in lieu  of any  salary  or  other
compensation  for  the  services  of  any  director,   employee  or  independent
contractor.

     1.03  The  Options  are  intended  to be  either  incentive  stock  options
     ----
("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no assurance, warranty or guarantee as to the qualification of any Option as an Incentive Option.

                    II. NUMBER OF SHARES SUBJECT TO THE PLAN

     2.01 The total number of shares of common stock of the Company which may be
     ----
purchased pursuant to the exercise of Options shall not exceed, in the aggregate, eight million (8,000,000) shares of the authorized common stock of the Company ("Shares"); provided, however, in no event and at no time shall the number of shares of common stock of the Company issuable upon exercise of all issued and outstanding Options pursuant to the Plan or any similar plan adopted by the Board of Directors of the Company ("Board of Directors"), exceed a number of shares which is equal to twenty percent (20%) of the then outstanding shares of common stock of the Company. For purposes of calculating that twenty percent (20%), convertible preferred shares or convertible senior common shares of the Company will be counted on an "as if converted" basis.

     2.02 Shares of common stock which may be acquired  pursuant to the Plan may
     ----
be either  authorized  but unissued  shares,  shares of issued stock held in the



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Company's  treasury,  or both, at the  discretion of the Company.  If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall, in all respects, comply with the provisions of the Plan.

                    III. EFFECTIVE DATE AND TERM OF THE PLAN

     3.01 The Plan shall  become  effective  on the date  ("Effective  Date") on
     ----
which the Plan is adopted by the Board of Director; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months after the Effective Date, the Plan and any Options granted shall terminate.

     3.02 The Company may, from time to time during the period  beginning on the
     ----
Effective Date and ending on December 31, 2007 ("Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms of the agreements granting such options.

     3.03 As used in the Plan, the terms  "subsidiary  corporation"  and "parent
     ----
corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

     3.04 A director,  employee or  independent  contractor  to whom Options are
     ----
granted may be referred to herein as a "Participant."

                               IV. ADMINISTRATION

     4.01  The  Board  of  Directors   shall   designate  an  Option   Committee
     ----
("Committee") which shall consist of no fewer than two (2) and no more than three (3), each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

     4.02 Any or all powers and functions of the Committee  may, at any time and
     ----
from time to time, be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of



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Directors,  such powers and  functions of the  Committee may be exercised by the
Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the members of the Board of Directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

     4.03 Subject to the express  provisions of the Plan,  the  Committee  shall
     ----
have the authority, in its discretion,

     (i) to determine the directors, employees and independent contractors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option; the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which are not required to be identical);

     (ii) to construe and interpret the provisions of the Plan and the Options;

     (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

     (iv) to make all other determinations appropriate, necessary or advisable for administering the Plan.

     4.04 Without  limiting the generality of the foregoing,  the Committee also
     ----
shall have the authority to require, in its discretion, as a condition of the granting of any Option, that any Participant agree (i) not to sell or otherwise dispose of Shares for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of the Option, enter into any employment or participate, directly or indirectly, in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate, directly or indirectly, in any business or enterprise in which such person will be requested to utilize special knowledge obtained by directorship, employment, or during the term of any independent contractor relationship or agreement, or during the term of any consulting



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relationship  or agreement  with the Company or any  subsidiary  corporation  or parent corporation of the Company.

     The determination of the Committee on matters referred to in this Article IV shall be conclusive and obligate all Participants and their permitted successors.

     4.05 The Committee may employ such legal counsel, consultants and agents as
     ----
the Committee may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY

     5.01 Options may be granted only to directors,  employees  and  independent
     ----
contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment by the Company, including any such person who may have entered into an independent contractor agreement with the Company, shall also be eligible to have Options granted to such person.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

     6.01 Except as otherwise  provided pursuant to the Code, to the extent that
     ----
the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by a director, employee or independent contractor during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000.00), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares shall be determined as of the date that the underlying Option is granted, and (ii) this limitation will be applied by considering Options in the order in which those Options were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

     7.01  The  purchase  price  for  each  Share  purchasable  pursuant  to any
     ----
Non-Qualified Option shall be such amount as the Committee shall determine to be appropriate.





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     7.02  The  purchase  price  for  each  Share  purchasable  pursuant  to any
     ----
Incentive Option shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value of that Share on the date such Incentive Option is granted; provided, however, that in the event of an Incentive Option granted to a Participant who, at the time such Incentive Option is granted, owns capital stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any subsidiary corporation or parent corporation, the purchase prince for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date such Option is granted.

     7.03 If the  Shares are listed on a  national  securities  exchange  in the
     ----
United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date, but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     7.04 If a public market exists for the Shares on any date on which the fair
     ----
market value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per Share shall be deemed to be the closing bid quotation in the over-the-counter market for the Shares on such date. If there are no bid quotations for the Shares on such date, the fair market value per Share shall be deemed to be the closing bid quotation in the over-the-counter market for the Shares on the closest date preceding such date for which such quotation is available.

     7.05 If no public  market  exists  for the  Shares on any date on which the
     ----
fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share. For purposes of the Plan, the determination by the Committee of the fair market value of a Share shall be conclusive and obligate all Participants and their permitted successors.





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     7.06 Upon the exercise of an Option,  the Company shall cause the purchased
     ----
Shares to be issued only when the Company shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may (if and to the extent the terms of the Option, as specified by the Committee, in its sole discretion, so provide, and to the extent permitted by applicable law), exercise an Option in whole or in part, by delivering to the Company a promissory note, in form acceptable to the Committee, or otherwise pay the exercise price for such Shares, in whole or in part, by compensation for services rendered (the fair value of such services having been determined by the Board of Directors or the Committee).

                              VIII. USE OF PROCEEDS

     8.01 The cash proceeds of the sale of Shares are to be added to the general
     ----
funds of the Company and used for the Company's general corporate purposes as the Board of Directors shall determine.

                       IX. TERM OF OPTIONS AND LIMITATIONS
                            ON THE RIGHT OF EXERCISE

     9.01 Any Option  shall be  exercisable  at such times,  in such amounts and
     ----
during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted; and provided, further, however, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of three (3) years from the date such Incentive Option is granted.

     9.02 Subject to the  provisions  of Article XX of the Plan,  the  Committee
     ----
shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option.

     9.03 To the  extent  that an Option is not  exercised  within the period of
     ----
exerciseability specified herein, such Option shall expire as to the then unexercised part. In no event shall an Option be exercisable for a fraction of a Share.







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                             X. EXERCISE OF OPTIONS

     10.01 Any Option shall be exercised by a Participant holding such Option as
     -----
to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price and for delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to such Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, as specified in
Section 7.06 of the Plan, on the date specified in the notice of exercise.

                        XI. NONTRANSFERABILITY OF OPTIONS
                          AND STOCK APPRECIATION RIGHTS

     11.01 No Option  shall be  transferable,  whether  by  operation  of law or
     -----
otherwise, other than by Will or the laws of descent and distribution. Each Option shall be exercisable, during the lifetime of a Participant, only by such Participant.

                    XII. TERMINATION OF DIRECTORS, EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     12.01  Upon  termination  of  the  directorship,  employment,  term  of any
     -----
independent contractor relationship or agreement, or term of any consulting relationship or agreement of any Participant with the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and unless specified to the contrary in the respective Stock Option Agreement to which the Company and such Participant are parties and which relates to such Option, any Option previously granted to such Participant, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) if such Participant shall die while serving as a director, while in the employ of the Company or such subsidiary corporation or patent corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship or agreement or during either the three (3) month or one
          (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as specified in the Plan, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than one (1) year from the date of death of such Participant, exercise such Option, to the extent not theretofore exercised, with


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          respect  of any or all of such  number of Shares as  specified  by the
          Committee in such Option; and

     (b) if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement with any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired other than for cause (as defined below), and while such Participant is entitled to exercise such Option, as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, for any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement in the event of termination because of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement in the event of termination because of disability.

     In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option specified in the agreement granting such Option.

     12.02 If a  Participant  voluntarily  terminates  his or her  directorship,
     -----
employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement, or is discharged for cause, unless specified to the contrary in the agreement granting such option, any Option shall forthwith terminate with respect to any unexercised portion thereof.

     12.03 If an Option  shall be  exercised  by the legal  representative  of a
     -----
deceased Participant, or by a person who acquired an Option by bequest or inheritance or because of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent evidence of the right of such legal representative or other person to exercise such Option.

     12.04 For the purposes of the Plan,  the term "for cause" shall mean and be
     -----
defined as (i) with respect to an employee who is a party to a written agreement



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with, or,  alternatively,  participates in a compensation or benefit plan of the
Company or a subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, which agreement or plan specifies a definition of "for cause" or "cause" (or words of similar meaning) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans; or (ii) a party to any independent contractor relationship or agreement or any consulting relationship or agreement, whether oral or written; or (iii) in all other situations, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or any such subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business or reputation of the Company or any such subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's duties on behalf of the Company or any such subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or any such subsidiary corporation or parent corporation of the Company (other than such failure resulting from such employee's or independent contractor's incapacity because of physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to such employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of such employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement. For purposes of the Plan, no act, or failure to act, on such employee's or independent contractor's part shall be considered "willful" unless done or not done by such employee or independent contractor not in good faith and without reasonable belief that such employee's or independent contractor's action or omission was in the best interests of the Company or a subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired.

     12.05 For the purposes of the Plan,  an  employment  relationship  shall be
     -----
deemed to exist between a person and the Company if, at the time of the determination, such person was an "employee" of the Company for purposes of
Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave of absence, if the period of such leave of absence does not exceed ninety (90) days, or, if longer, if such person's right to reemployment with the Company is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment




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relationship  shall be deemed to have terminated on the ninety-first  (91st) day of such leave of absence, unless such person's right to reemployment is guaranteed by statute or contract.

     12.06 An employee or independent  contractor shall not be deemed terminated
     -----
by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company now existing or hereafter formed or acquired or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company now existing or hereafter formed or acquired by the Company or by another subsidiary corporation or parent corporation of the Company.











































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           XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     13.01 In the event of any change in the issued  and  outstanding  shares of
     -----
the Company's common stock as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each issued and outstanding
Option such that such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to accommodate the (i) maximum number of Shares subject to the Plan; (ii) maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor; and
(iii) number of Shares and price per Share subject to issued and outstanding Options as shall be appropriate to prevent any reduction or increase of rights pursuant to such Options, and the determination of the Committee as to these matters shall be conclusive and obligate all Participants. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 425(a) of the Code, and (ii) each such adjustment shall comply with the rules of Section 422A of the Code.

     13.02 For purposes of the Plan, a "change in control" of the Company occurs
     -----
if (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended); other than a current shareholder, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's issued and outstanding securities then entitled to vote for the election of directors; or (b) during any period of two (2) consecutive years, persons who at the beginning of such period are members of the Board of Directors cease, for any reason, to be, at least, a majority of the Board of Directors; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) of this section.

     13.03 In the event of a change in control of the Company  (defined  above),
     -----
the Committee, in its discretion, may determine that all of the then issued and outstanding Options shall immediately become exercisable.







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




                        XIV. RIGHT TO TERMINATE EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     14.01 The Plan  shall not impose any  obligation  on the  Company or on any
     -----
subsidiary corporation or parent corporation of the Company now existing or hereafter formed to continue the retention of any Participant; and the Plan shall not impose any obligation on any Participant to remain in the employ or other service of the Company or of any such subsidiary corporation or parent corporation.

                           XV. PURCHASE FOR INVESTMENT

     15.01 Except as provided  otherwise in the Plan,  each  Participant  shall,
     -----
upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution of the Shares, and agrees that any subsequent offer for sale, sale, or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended ("Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption, such Participant shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company and its counsel, from counsel for or approved by the Company, as to the applicability of such exemption. The foregoing restriction shall not apply to (i) issuances of Shares by the Company, if the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current and delivered or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act), if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current and delivered.

           XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     16.01 Upon any  exercise  of an Option and  payment of the  exercise  price
     -----
therefor, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company or the Company's transfer agent in the name of the person exercising such Option and shall be delivered to or upon the order of such person.

     16.02  The  Company  may  cause  to  be  imprinted  upon  the  certificates
     -----
evidencing and representing Shares issued upon exercise of an Option such legend



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




or legends and may issue such "stop transfer" instructions to the Company's transfer agent in respect of such Shares as, in the discretion of the Board of Directors, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration and prospectus delivery requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement granting Options, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of
Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option.

     16.03 The Company shall pay all issue or transfer taxes with respect to the
     -----
issuance or transfer of Shares and all fees and expenses incurred by the Company in connection with such issuance or transfer. All Shares issued shall be fully paid and non-assessable to the extent permitted by law.

                             XVII. WITHHOLDING TAXES

     17.01 The  Company  may  require  an  employee  or  independent  contractor
     -----
exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company for any taxes required by any government agency or authority to be withheld or otherwise deducted and paid by the Company regarding the issuance or disposition of such Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other amounts due or to become due from the Company to such employee or independent contractor upon such terms and conditions as the Committee shall prescribe. The Company may, in its sole discretion, hold the stock certificate to which such employee or independent contractor is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                  XVIII. LISTING OF SHARES AND RELATED MATTERS

     18.01 If,  at any time,  the Board of  Directors  shall  determine,  in its
     -----
discretion, that the listing, registration or qualification of the Shares upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                           XIX. AMENDMENT OF THE PLAN

     19.01 The Board of Directors or the Committee may, from time to time, amend
     -----
the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of shares of the Company's common stock reserved for Options (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Incentive Option to an amount less than the price required by Article VII, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to Participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options to permit the Incentive Options to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or such Option without the consent of the holder of such Option.

                    XX. TERMINATION OR SUSPENSION OF THE PLAN

     20.01 The Board of Directors or the Committee  may, at any time and for any
     -----
or no reason, suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee pursuant to Article IV to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXI. GOVERNING LAW

     21.01 The Plan,  the Options and all related  matters shall be governed by,
     -----
and construed and enforced in accordance with, the laws of the State of Delaware, as from time to time amended.

                            XXII. PARTIAL INVALIDITY

     22.01 The  invalidity  or illegality of any provision of the Plan shall not
     -----
be deemed to affect the validity of any other provision of the Plan.



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